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                                                                   EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 9, 1999 included in Integrated Electrical Services, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1999, and to all references to our Firm included in this Form S-8 Registration Statement.



/s/ ARTHUR ANDERSEN LLP

Houston, Texas
March 14, 2000